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                                                                    Exhibit 23.2




                    Consent of Independent Public Accountants
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (no.'s 333-28695, 333-42485 and 333-90177).


                                                             Arthur Andersen LLP


Boston, Massachusetts
March 24, 2000